================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       UNITED SECURITIES BANCORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         UNITED SECURITY BANCORPORATION

                          9506 North Newport Highway
                        Spokane, Washington  99218-1200

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 25, 1999

To the Shareholders of United Security Bancorporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of United Security Bancorporation ("USBN") will be held at The Quality Inn Oakwood, North 7919 Division, Spokane, Washington, on Tuesday, May 25, 1999, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect fourteen (14) Directors to serve until the next annual meeting or until their successors have been elected and qualified.

     2. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on April 7, 1999, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. The directors, officers and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of USBN, its growth and development.

April 23, 1999

                      BY ORDER OF THE BOARD OF DIRECTORS

          William C. Dashiell                        Richard C. Emery
          Chairman of the Board                      President & C.E.O.

================================================================================
                            YOUR VOTE IS IMPORTANT
                            ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope. The prompt return of your proxy will assist us in preparing for the meeting. Retention of the Proxy is not necessary for admission to the Annual Meeting.
================================================================================

                        UNITED SECURITY BANCORPORATION
                          9506 North Newport Highway
                        Spokane, Washington  99218-1200
                                (509) 467-6949

                                PROXY STATEMENT

     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April 23, 1999, for use in connection with the Annual Meeting of Shareholders of United Security Bancorporation (USBN) to be held on Tuesday, May 25, 1999. Only those shareholders of record at the close of business on April 7, 1999 (the "Record Date"), shall be entitled to vote. The number of shares of USBN's no par common stock (the "Common Stock"), outstanding on the Record Date and entitled to vote at the Annual Shareholders' Meeting is 6,939,511.

Voting Rights and Solicitations

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of USBN, with the cost of solicitation borne by USBN. Solicitation may be made by directors and officers of USBN and its operating subsidiaries, United Security Bank ("USB"), Home Security Bank ("HSB"), Bank of Pullman ("BOP"), Grant National Bank ("GNB"), Bank of the West ("BOW") and USB Insurance Agencies, Inc. ("USB Insurance")(collectively, the "Subsidiaries"). USB, HSB, BOP, GNB and BOW are sometimes collectively referred to in this Proxy Statement as the "Banks". Solicitation may be made by use of the mails, by telephone, facsimile and personal interview.

     USBN's Common Stock is the only type of security entitled to vote at the annual meeting. If you were a shareholder of record of Common Stock of USBN at the close of business on the Record Date of April 7, 1999, you may vote at the annual meeting. On all matters requiring a shareholder vote at the Annual Meeting, each shareholder is entitled to one vote, in person or by proxy, for each share of common stock of USBN recorded in his or her name. On the Record Date, there were 6,939,511 issued and outstanding shares of common stock.

     The affirmative vote of a plurality of the shares present at the annual meeting, in person or by proxy, is required to elect directors (Item No. 1). Abstentions and "broker non-votes" (shares held by a broker or nominee as to which a broker or nominee indicates in the Proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of Directors, an abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters. Cumulative voting for directors is not permitted.

     If you are unable to attend the annual meeting, you may vote by proxy. The enclosed proxy is solicited by the Board of Directors of USBN, and when returned, properly completed, will be voted as you direct on your proxy. If the proxy is returned with no instructions on how the shares are to be voted, shares represented by such proxies will be voted FOR election of the director-nominees identified by the Board of Directors (Item No.1).

     You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy bearing a later date to the Secretary of USBN at its principal executive office. You may also revoke your proxy by giving notice and voting in person at the annual meeting.

Costs of Solicitation

     The cost of soliciting proxies will be borne by USBN. In addition, USBN will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited personally or by telephone or telegram by certain of USBN's directors, executive officers and regular employees, who will not receive additional compensation.

                              PURPOSE OF MEETING
                              ------------------

     There is one matter being presented for consideration by the shareholders at the Annual Meeting.

                         No. 1 - Election of Directors
                         -----------------------------

General

     USBN's Articles of Incorporation, as Amended ("Articles") allow the Board or the shareholders to set the number of directors on the Board within a range of 5 to 25. Currently, this number is 14. The Articles also allow the Board to fill vacancies created on the Board. The Board by resolution has set the number of directors for the next Board to serve at 14.

     Directors are elected for terms of one year or until their successors are elected and qualified.

     At the annual meeting, fourteen (14) directors are to be elected, each to serve until the next annual meeting of shareholders or until his successor is elected and qualified.

     Unless authority to vote is withheld on a proxy, proxies in the form enclosed will be voted FOR the director-nominees identified below. If any nominee is not available for election (a contingency which USBN does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee, and proxies in the form enclosed will be voted FOR the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

     In accordance with the above, the Board of Directors has nominated David C. Blankenship, Wes Colley, William C. Dashiell, James Rand Elliott, Richard C. Emery, David E. Frame, Robert J. Gardner, Robert L. Golob, Norman V. McKibben, Buddy R. Sampson, Keith P. Sattler, Donald H. Swartz II, Dann Simpson, and Ronald Wachter as directors, to serve a one year term or until their successors are elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES
------------------------------------

     The following tables set forth certain information with respect to the nominees for director. The table below includes: (i) their ages; (ii) their principal occupations during the past five years; and (iii) the year first elected or appointed a director of USBN. The table also indicates the number of shares of common stock beneficially owned by each individual as of December 31, 1998 and the percentage of common stock outstanding on that date that the individual's holdings represented. Where beneficial ownership is less than one percent of the outstanding shares, the percentage is not reflected in the table.

                                                                              Shares and
                                                                             Percentage of
                                                                             Common Stock
                                        Principal Occupation                 Beneficially
Name, Age and                            of Director During                   Owned as of
Tenure as Director                         Last Five Years                December 31, 1998*
------------------------------  -------------------------------------  -------------------------
                                                                                (1)(2)
David C. Blankenship, 56        President and owner of Blankenship              133,920
  Since 1991                    and Associates, Inc.;  Holland Road             (1.93%)
                                Properties, Inc., RiverPark
                                Properties, Inc., and Triple Ten
                                Investments; director of USB, BOP
                                and  USB Insurance

William C. Dashiell, 60         Former Chief Executive Officer and               72,100 (3)
  Since 1985                    President of the Company; Chairman               (1.04%)
                                of the Company, USB and USB
                                Insurance; director of HSB and BOW

Wesley E. Colley, 60            President/Chief Executive Officer &             229,728
  Since 1999                    Director BOW                                    (3.31%)

James Rand Elliott, 48          Partner of Premium Finance Company;               5,845 (4)
  Since 1996                    director of Yakima Chapter of
                                American Red Cross; director of HSB

Richard C. Emery, 57            President and Chief Executive                    16,972
  Since 1997                    Officer since July, 1998; President
                                & Chief Operating Officer from
                                November, 1997 to July 1998; former
                                President and Chief Executive
                                Officer of Pacific One Bank, NA and
                                its predecessor, American National
                                Bank


                                                                              Shares and
                                                                             Percentage of
                                                                             Common Stock
                                        Principal Occupation                 Beneficially
Name, Age and                            of Director During                   Owned as of
Tenure as Director                         Last Five Years                December 31, 1998*
------------------------------  -------------------------------------  -------------------------
                                                                                (1)(2)
David E. Frame, 59              Chairman and CEO of American Line               136,320 (5)
 Since 1999                     Builders, Inc.; director of BOW                 (1.96%)

Robert J. Gardner, 59           Self-employed in the logging                     27,721 (6)
  Since 1985                    business; President/owner of Gardner
                                Logging and Trucking, Inc.; director
                                of USB and USB Insurance

Robert L. Golob, 68             President of Golob Diary, Inc.;                  22,795 (7)
  Since 1988                    director of HSB

Norman V. McKibben, 62          Self-employed wine grape grower;                 73,333
 Since 1999                     director of The Hogue Cellars                    (1.06%)
                                Winery; director of Canoe Ridge
                                Winery; Partner of Pepper Bridge
                                Winery; director of BOW

Buddy R. Sampson                Farmer; director USB, USB Insurance               5,113
                                and GNB

Keith P. Sattler, 55            CPA/Principal of Sattler and Heslop;             17,647 (8)
  Since 1993                    director and treasurer of Lower
                                Valley Holding Corp.; director of
                                Sunnyside Housing Authority;
                                Chairman/director of HSB and BOW

Dann Simpson, 66                Retired accountant; director of USB              11,250
  Since 1985                    and USB Insurance

Donald H. Swartz, II, 53        Owner, J&M Electric                              24,446 (9)
 Since 1998                     director of GNB

Ronald Wachter, 61              President of NuChem Industries;                   9,625
  Since 1997                    General Manager NuChem Ltd.;
                                President Whitman County Bus
                                Development; Secretary Greater
                                Pullman Economic Development;
                                director of BOP

 * Share amounts reflect stock dividends, including the 10% dividend declared January 29, 1999.

(1) Shares held with sole voting and investment power directly unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: David C. Blankenship, 3,148 shares; Wesley E. Colley, 18,685 shares; William C. Dashiell, 21,706 shares; James Rand Elliott, 968 shares; Richard C. Emery, 6,306 shares; David E. Frame, 15,325 shares; Robert J. Gardner, 2,420 shares; Robert L. Golob, 5,348 shares; Norman V. McKibben, 400 shares; Buddy R. Sampson, 2,420 shares; Keith P. Sattler, 2,420 shares; Dann Simpson, 5,348 shares; Donald H. Swartz, II, 2,200 shares; Ronald Wachter, 2,420 shares.

(3) Includes 89 shares held jointly with Mr. Dashiell's son, 140 shares held of record by Mr. Dashiell's spouse and 566 shares held jointly with Mr. Dashiell's mother.

(4)  Includes 2,762 shares held of record by Mr. Elliott's spouse.

(5) Includes 20,901 shares held of record by ALB Profit Sharing and 15,632 shares held of record by ALB Pension Plan.

(6) Includes 11,069 shares held of record by Gardner Logging and Trucking, Inc. and 1,832 shares held of record by Mr. Gardner's spouse.

(7)  Includes 1,892 shares held of record by Pacific Crest Securities.

(8)  Includes 121 shares held of record by TIPS.

(9)  Includes 466 shares held of record by Mr. Swartz's children.

     The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

        Information Regarding the Board of Directors and its Committees
        ---------------------------------------------------------------

     The following sets forth information concerning the Board of Directors and Committees of USBN during the year ended December 31, 1998.

Board of Directors

     USBN held eight (8) Board meetings in 1998. Each director attended at least 75 percent of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees on which he served.

Certain Committees of the Board of Directors

     The Board of Directors of USBN has established an Audit and Compliance Committee ("Audit Committee"), a Compensation Committee and an Executive Committee. When the need arose the full Board served as the Nominating Committee.

     Audit Committee. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to USBN's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held five (5) meetings during the year. For 1998, members of the Audit Committee consisted of Messrs. Keith P. Sattler (Chair), David C. Blankenship, Dann Simpson, Robert J. Gardner and William C. Dashiell.

     Compensation Committee. There were five (5) meetings of the Compensation Committee in 1998. The Compensation Committee consists of Messrs. Dann Simpson (Chair), David C. Blankenship, Keith P. Sattler, Robert J. Gardner and William
C. Dashiell.

     Executive Committee. The main function of the Executive Committee is to establish the agenda for USBN's Board of Directors meetings, to receive reports from the Executive Officers regarding their activities and the implementation of USBN's business plan, and to ensure USBN's strategic planning process is being followed. The Committee held five (5) meetings during the year. For 1998, members of the Executive Committee consisted of Messrs. William C. Dashiell (Chair), David C. Blankenship, Richard C. Emery, Keith P. Sattler, Dann Simpson and Robert J. Gardner.

Compensation of Directors

     Directors of USBN receive $500 for each meeting of the board of directors attended and members of the executive committee of the board receive $500 per meeting attended. During the year ended December 31, 1998, USBN paid total director fees of $94,500 pursuant to such arrangements.

     Certain directors of USBN are also directors or executive officers of USBN's Subsidiaries or members of various committees of USBN's board of directors, and receive fees for meetings attended in such capacities. Similar programs for directors of the Subsidiaries have been established which are commensurate with the size of the institution and the procedures of its peer and affiliate banks.

     Directors of USBN are eligible to receive options under the 1995 Incentive Stock Option Plan. This plan is described in the Executive Compensation section under the heading "Description of Incentive Stock Option Plan".

Employment Agreement

     USBN has entered into an employment agreement with Wes Colley, President and Chairman of BOW. Mr. Colley's agreement is for a term of 36 months which commenced on the merger effective date of February 1, 1999. Mr. Colley's intitial base salary under the agreement will be $108,600. The agreement further provides that Mr. Colley will receive all benefits that are generally provided to similarly situated full-time employees of USBN. Mr. Colley will also receive certain fringe benefits, including the right to participate in group life insurance, disability, health and accident insurance plans, profit sharing and pension plans and other employee fringe benefit plans that BOW and USBN may have in effect from time to time for similarly situated employees. If Mr. Colley is terminated without cause or Mr. Colley terminates his employment for a legitimate reason as defined in his agreement before the end of the term of the agreement, Mr. Colley is entitled to receive his base salary for the remaining term of the agreement. The employment agreement also provides for a restriction on Mr. Colley's ability to compete with USBN or Bank of the West following his termination from employment (voluntary or otherwise).

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following table sets forth a summary of certain information concerning compensation awarded to or paid by USBN for services rendered in all capacities, during the last three fiscal years to the Chief Executive Officer and the three most highly compensated executive officers of USBN and, in certain instances, its Subsidiaries, whose total compensation in 1998 exceeded $100,000.

                                                                                                   Long Term
                                                      Annual Compensation                         Compensation
                                         --------------------------------------------      -------------------------
                                                                            Other          Securities       Payouts
                                                                            Annual         Underlying       --------    All Other
        Name and                           Salary                        Compensation       Options/         LTIP      Compensation
   Principal Position           Year         (1)            Bonus             (2)            SARs (3)       Payouts        (4)
   ------------------           ----     -----------       -------       ------------      ----------       --------   ------------
Richard C. Emery                1998        $164,100       $77,704            $0                 0            0                $0
President and CEO of USBN       1997     (5) $23,916        11,125             0            15,766            0                 0

Daniel P. Murray,               1998        $114,200       $49,918            $0                 0            0           $17,052
Senior Vice president -         1997         102,950        46,960             0                 0            0            17,052
Loan Administrator  of          1996          84,680        48,965             0                 0            0            17,051
USBN and USB

Chad Galloway,                  1998         $60,804       $35,302            $0                 0            0                $0
Vice President and              1997          58,464        44,498             0                 0            0                 0
CFO of  USBN                    1996          54,199        50,086             0                 0            0                 0

Wesley E. Colley,               1998        $118,879       $71,427            $0             3,648            0                 0
President and CEO of BOW        1997         102,800        45,967             0             4,502            0                 0
                                1996         100,100        42,500             0             1,871            0                 0

(1)  Includes director fees paid during the year.
(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to USBN of providing such benefits to any individual executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3) Represents options to acquire shares of Common Stock that were granted under USBN's stock option plan.
(4) Represents the value attributed to the named executive officer during the year pursuant to agreements entered into between USB and such officers as part of USB's salary continuation plan.
(5) Includes director fees of $1,000; Mr. Emery's 1997 salary on an annualized basis (exclusive of director fees) would have been $137,500.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                        Potential Realizable
                                                                                                          Value at Assumed
                                                                                                        Annual Rates of Stock
                                      Individual Grants                                                  Price Appreciation
                                                                                                         for Option Term (2)
---------------------------------------------------------------------------------------------   ------------------------------------
                                                % of Total
                              Options             Options
Name                        Granted(1)          Granted to        Exercise        Expiration
                                                 Employees        Price (1)          Date            5%              10%
------------------------------------------------------------------------------------------------------------------------------------
Wesley E. Colley               3,648               3.89%            9.29             2003          $9,354          $20,707
==============================================================================================================================

(1) Share amount and exercise price have been adjusted to reflect the 10% stock dividend declared on January 29, 1999.

(2) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term based upon the assumed compounded rates of appreciation in the value of Common Stock as specified in the table over the term of the options. These amounts do not take into account provisions of the options providing for termination of the option following termination of employment or nontransferability.

     Option Exercises. The following table sets forth certain information concerning exercises of stock options pursuant to USBN's stock option plan by the named executive officers during the year ended December 31, 1998 and stock options held at year end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
          AND YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------------
                     Shares Acquired       Value            Number of Unexercised                    Value of Unexercised
         Name          on Exercise        Realized          Options at Year End (1)                  Options at Year End (2)
                                                      --------------------------------     ------------------------------------
                                                       Exercisable      Unexercisable       Exercisable          Unexercisable
 ------------------------------------------------------------------------------------------------------------------------------
Daniel P. Murray               0          $     0          13,809              0             $ 75,535                  $0
-------------------------------------------------------------------------------------------------------------------------------
Wesley E. Colley           3,231          $39,741          15,232              0             $115,048                  $0
-------------------------------------------------------------------------------------------------------------------------------
Chad Galloway                  0          $     0          10,460              0             $ 57,216                  $0
-------------------------------------------------------------------------------------------------------------------------------
Richard C. Emery               0          $     0           6,306          9,460             $      0                  $0
=============================================================================================================================

(1) Share amounts and values have been adjusted for stock dividends, including the 10% stock dividend declared on January 29, 1999.

(2) On December 31, 1998, the closing price of the Common Stock was $13.75. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. Options with an exercise price greater than the closing price on December 31, 1998, are showing no value.

Employee Stock Ownership Plan

     USBN maintains an employee stock ownership plan and trust, known as the United Security Bancorporation Employee Stock Ownership Plan ("Plan"), for the benefit of its and its Subsidiaries' employees. The Plan became effective January 1, 1989, and is intended to enable participating employees to share in the growth and prosperity of USBN and thereby accumulate capital for retirement needs. The Plan is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, as a stock bonus plan. Employees of USBN or its subsidiaries who are 21 years of age or older become eligible for participation in the Plan in any Plan year after achieving 1,000 hours or more of service.

     USBN makes annual contributions to the trust created under the Plan (for which USBN receives a deduction) and the trust invests such contributions and trust earnings in Common Stock of USBN. Contributions to the Plan in fiscal year 1998 totaled $278,500.

     At December 31, 1998 (as adjusted for the stock dividend declared January 29, 1999), the Plan owned 191,817 shares of Common Stock of USBN, representing approximately 2.77% of the then outstanding shares. At such date, the Plan had no outstanding debt.

Description of Incentive Stock Option Plan

     USBN presently maintains one stock option plan, known as the 1995 Incentive Stock Option Plan ("1995 Plan"). The 1995 Plan, adopted by the Board of Directors on March 14, 1995, and by the shareholders on May 24, 1995, provides for the issuance of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not qualified under the Code. Key individuals of USBN and its Subsidiaries (including directors, executive officers who are also employees, and advisors or consultants to USBN) are eligible to receive grants of options.

     The 1995 Plan is administered by a Compensation Committee ("Committee") of the Board of Directors, comprised of at least 2 non-employee directors, whose members are entitled to receive awards of options if and when granted by an independent executive remuneration committee. Up to 399,300 shares of Common Stock of USBN or shares representing eight percent (8%) of the Common Stock of USBN from time-to-time outstanding, whichever is less, are available for issuance in the form of options under the 1995 Plan.

     In addition, 108,878 shares of USBN options are available to BOW directors and officers as part of the merger with BOW effective February 1, 1999. These options are separate from the plan described above and will be exercised, terminated or forfeited by the year 2003 consistent with the termination schedules in the merger agreement.

Salary Continuation Agreements

     USB, HSB, BOP and GNB have entered into Executive Salary Continuation Agreements with certain of its directors and employees, including certain named executive officers. Under the terms of the respective agreements, the director or officer will receive an annual sum, payable on a monthly basis, for a period of ten years upon retirement. The following named executive officers will receive payments under their individual agreements: Mr. Emery will receive $67,000, Mr. Murray will receive $40,800, Mr. Galloway will receive $30,000, Mr.

Brandenburg will receive $51,745, Mr. Edom will receive $35,200, Mr. Schell will receive $44,478 and Mr. Mitson will receive $48,077.

     The plans are generally available to most directors, executive officers and other key employees of the Banks, and vest according to years of service. Persons employed by the Banks for at least six continuous years prior to the effective date of the plans are deemed vested with respect to 20% of the salary continuation benefits available to them, and become vested in an additional 20% of such benefits for each succeeding year of employment thereafter until the employee becomes fully vested. Eligible persons employed by the Banks for at least ten continuous years prior to the effective date of the plans are deemed fully vested. Obligations under the salary continuation plans are funded by prepaid policies of universal life insurance covering the lives of the plan participants.

Report on Executive Compensation
--------------------------------

     The Compensation Committee of the Board of Directors of the Company is composed of Messrs. Dann Simpson (Chair), David C. Blankenship, Keith P. Sattler, Robert J. Gardner and Willliam C. Dashiell.

     The intention of this Compensation Committee Report is to describe in general terms the process the Compensation Committee and Board of Directors undertakes and the matters it considers in determining the appropriate compensation for the Company's executive officers.

     USBN believes that the Compensation of its executive officers and other key personnel should reflect and support the goals and strategies that USBN has established.

     Compensation Philosophy. There are two principal objectives in determining executive compensation: (1) to attract, reward and retain key executive officers, and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholders value. In furtherance of these objectives, the Committee has adopted the following policies:

      . USBN will compensate competitively with the practices of other leading companies in the related fields;

      . Performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation;

      . The attainment of realizable but challenging objectives will determine performance-based compensation; and

      . USBN will encourage executive officers to hold substantial, long-term equity stakes in USBN so that the interest of executive officers will coincide with the interest of stockholders; accordingly, stock options will constitute a significant portion of compensation.

     Elements of Executive Compensation. The elements of USBN's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses; (2) long-term incentive compensation in the form of Salary Continuation Agreements;

(3) long-term incentive compensation in the form of stock options granted under USBN's 1995 Plan; and (4) other compensation and employee benefits generally available to all employees of USBN, such as health insurance and employer contributions under USBN's Plan.

     The Compensation Committee believes that USBN's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to USBN's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of USBN's shareholders.

                        Executive Compensation Committee

      Dann Simpson (Chair)  .  David C. Blankenship  .  Keith P. Sattler
                   Robert J. Gardner  .  William C. Dashiell



              [The balance of this page intentionally left blank.]

                            STOCK PERFORMANCE GRAPH
                            -----------------------

     The chart below depicts the total return to shareholders during the period beginning May 5, 1995, when USBN first issued its shares publicly, and ending December 31, 1998. The definition of total return includes appreciation in market value of the stock as well as the actual cash and stock dividends paid to shareholders. The comparable indices utilized are the S&P 500 Index and the Major Regional Banks (MRB) Index. The chart assumes that the value of the investment in USBN's Common Stock and each of the two indices was $100 on May 5, 1995, and that all dividends were reinvested.

                        UNITED SECURITY BANCORPORATION

                             [GRAPH APPEARS HERE]

------------------------------------------------------------------
                                 Period Ending
------------------------------------------------------------------
        Index                5/95   12/95   12/96   12/97   12/98
                            --------------------------------------
United Security Bancorp      100     173     207     312     253
Regional-Pacific Banks       100     141     177     319     299
S & P Composite              100     122     150     200     257


                         SECURITY OWNERSHIP OF CERTAIN
                         -----------------------------
                       BENEFICIAL OWNERS AND MANAGEMENT
                       --------------------------------

     The following table provides information concerning the non-director executive officers named in the compensation table and all executive officers and directors of USBN as a group.

USBN is not aware of any person who at December 31, 1998, beneficially owned more than five percent of its outstanding Common Stock.

                                                             Current Position
                                                           with the Company and                              Shares and Percentage
                                                              Prior Five Year                                 of Common Stock
Name and Age                                                Business Experience                              Beneficially Owned *
------------------------------            --------------------------------------------------------------    -----------------------
Daniel P. Murray, 51                      Senior Vice President - Loan Administrator of the Company and             21,504 (1)
                                          USB

Chad Galloway, 52                         Vice President and CFO of the Company and USB since 1995;                 10,659 (2)
                                          formerly, Senior Internal Auditor for Metropolitan Mortgage, and Vice President and Controller of AgAmerica, FCB

Executive officers and                                                                                             818,978 (3)
directors as a group                                                                                                (11.80%)
(16 individuals)

* Unless otherwise noted, all shares owned represent less than one percent. Share amounts have been adjusted for the 10% stock dividend declared on January 29, 1999.

(1) Includes 6,084 shares allocated to Mr. Murray under USBN's employee stock ownership plan, and 13,809 shares for stock options which are exercisable within 60 days.

(2) Includes 10,460 shares for stock options which are exercisable within 60 days.

(3) Includes shares for stock options owned by directors and executive officers as a group which are exercisable within 60 days.

             RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS
             -----------------------------------------------------

     Loans to Affiliates. Some of USBN's directors and executive officers were customers of the Banks during the fiscal years ended December 31, 1998, 1997 and 1996 and had transactions with such Banks in the ordinary course of business. In addition, some of USBN's directors and executive officers are officers, directors or shareholders of corporations or members of partnerships which were customers of the Banks during the fiscal years ended December 31, 1998, 1997 and 1996, and had transactions with such Banks in the ordinary course of business. All loans included in such transactions were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than any normal risk of collectibility or present other unfavorable terms.

     Insurance Agency Payments. During the years ended December 31, 1998, 1997 and 1996, USB Insurance received commissions aggregating approximately $24,000, $32,000 and $10,000, respectively, in connection with the purchase of universal life policies on the lives of certain of their directors and executive officers. Such policies are designed to fund obligations under the salary continuation agreements described elsewhere in this Proxy Statement that were entered into with such persons.

               COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS
               -------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of USBN and all persons who beneficially own more than 10 percent of USBN's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of USBN's Securities. USBN has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

     Based solely on its review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934, related regulations, and written representations that no other reports were required, USBN believes that during the year ended December 31, 1998 all filing requirements applicable to its directors, executive officers and 10% shareholders were satisfied, except as follows: David C. Blankenship inadvertently neglected to file a Form 4 for a transaction for the purchase of 1,454 shares. A Form 4 filing reflecting the purchase of these shares was subsequently filed. Robert J. Gardner inadvertently neglected to file a Form 4 for a transaction for the purchase of 2,662 shares. A Form 4 filing reflecting the purchase of these shares was subsequently filed. Keith P. Sattler inadvertently neglected to file a Form 4 filing for the purchase of 2,662 shares. A Form 4 filing reflecting the purchase of these shares was subsequently filed. Donald H. Swartz, II inadvertently neglected to file a Form 3 to report the amount of shares initially owned. A Form 3 filing was subsequently filed. Ronald Wachter inadvertently neglected to file a Form 4 for a transaction for the purchase of 500 shares. A Form 4 filing reflecting the purchase of these shares was subsequently filed.

                                    AUDITORS
                                    --------

     USBN selected Moss Adams, LLP, Certified Public Accountants, as its independent auditors for the current year and for the year ended December 31, 1998. Representatives of Moss Adams, LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

                                 OTHER BUSINESS
                                 --------------

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Annual Meeting, management will report on USBN's business and shareholders will have the opportunity to ask questions.

                 INFORMATION CONCERNING SHAREHOLDER PROPOSALS
                 --------------------------------------------

     Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of USBN no later than the close of business on December 24, 1999, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if USBN receives notice of a shareholder proposal after March 9, 2000, the persons named as proxies in the form of Proxy will have discretionary authority to vote on such shareholder proposal.

                         ANNUAL REPORT TO SHAREHOLDERS
                         -----------------------------

     A copy of USBN's Annual Report, including Form 10-K filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 for the year ended December 31, 1998, including financial statements, is included with this mailing. Additional copies may be obtained without charge. Written requests for additional copies of the Form 10-K should be addressed to Jacqueline A. Barnard, Secretary to the Board of Directors of United Security Bancorporation, 9506 North Newport Highway, Spokane, WA 99218-1200.

April 23, 1999                  BY ORDER OF THE BOARD OF DIRECTORS


                                Jacqueline A. Barnard, Secretary

PROXY

                         UNITED SECURITY BANCORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       PLEASE SIGN AND RETURN IMMEDIATELY

  The undersigned hereby constitutes and appoints William C. Dashiell and Jacqueline A. Barnard, each of them the undersigned's attorney-in-fact and proxy to vote all of the shares of common stock of United Security Bancorporation (USBN) owned of record by the undersigned on April 7, 1999 at the annual meeting of shareholders of USBN to be held on May 25, 1999 or any adjournment(s) thereof.

  UNLESS OTHERWISE INDICATED, THE SHARES OF COMMON STOCK OWNED BY THE UNDERSIGNED WILL BE VOTED FOR ITEM NO. 1.

ITEM NO. 1 Election of Directors.

  A. I vote FOR all nominees listed below (except as marked to the contrary below) [_]

  B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below [_]

      Donald C. Blankenship     William C. Dashiell       James Rand Elliot      Richard C. Emery
      Robert J. Gardner         Robert L. Golob           Keith P. Sattler       Dann Simpson
      David E. Frame            Donald H. Schwartz, II    Wesley E. Colley
      Buddy R. Sampson          Ronald Wachter            Norman V. McKibben

  C. I WITHHOLD AUTHORITY to vote for all nominees listed above [_]

________________________________________________________________________________
________________________________________________________________________________

ITEM NO. 2. WHATEVER OTHER BUSINESS may properly be brought before the Annual Meeting or any adjournment(s) thereof.

  THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSAL LISTED UNLESS AUTHORITY IS WITHHELD, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

  Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

  The Board of Directors recommends a vote "FOR" the listed proposal.

Dated:    , 1999
                                                 _______________________________
                                                 Print Name(s)

                                                 _______________________________

                                                 _______________________________
                                                 WHEN SIGNING AS ATTORNEY,
                                                 EXECUTOR, ADMINISTRATOR,
                                                 TRUSTEE OF GUARDIAN, PLEASE
                                                 GIVE FULL TITLE. IF MORE THAN
                                                 ONE TRUSTEE, ALL SHOULD SIGN.
                                                 ALL JOINT OWNERS MUST SIGN.